Fees Summary	Sep. 23, 2026 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 11,003.81
Total Transaction Valuation	79,680,000.00
Total Offset Amount	0.00
Net Fee	$ 11,003.81